UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2011

Hanesbrands Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-32891	20-3552316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 East Hanes Mill Road Winston-Salem, NC		27105
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (336) 519-8080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On November 2, 2011, Hanesbrands Inc. (“HanesBrands”) issued a press release announcing its financial results for the third quarter ended October 1, 2011. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall Exhibit 99.1 be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Exhibit 99.1 contains disclosures about EBITDA, net debt, net-debt leverage ratio, and free cash flow, which are not generally accepted accounting principle (“GAAP”) measures. EBITDA is earnings before interest, taxes, depreciation and amortization. Net debt is defined as the total of notes payable, current portion of debt and long-term debt, less cash and cash equivalents. The year-end net-debt leverage ratio is calculated by dividing net debt by full-year EBITDA. Free cash flow is defined as net cash provided by operating activities less net capital expenditures. HanesBrands has chosen to provide these measures to investors to enable additional analyses of past, present and future operating performance and as a supplemental means of evaluating HanesBrands’ operations. This non-GAAP information should not be considered a substitute for financial information presented in accordance with GAAP and may be different from non-GAAP or other pro forma measures used by other companies.

Item 7.01. Regulation FD Disclosure

Exhibit 99.1 to this Current Report on Form 8-K includes forward-looking financial information that is expected to be discussed on our previously announced conference call with investors and analysts to be held at 4:30 p.m., Eastern time, today (November 2, 2011). The call may be accessed on the home page of the HanesBrands corporate website, www.hanesbrands.com. Replays of the call will be available in the investors section of the HanesBrands corporate website and via telephone. The telephone playback will be available from approximately midnight, Eastern time, on November 2, 2011, until midnight, Eastern time, on November 9, 2011. The replay will be available by calling toll-free (855) 859-2056, or by toll call at (404) 537-3406. The replay pass code is 22420213. Exhibit 99.1 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99.1	Press release dated November 2, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 2, 2011	HANESBRANDS INC.

	By:	/s/ Richard D. Moss
Richard D. Moss
Chief Financial Officer

Exhibits

99.1	Press release dated November 2, 2011